Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 29, 2021 (“Effective Date”), is entered into by and between AppHarvest Richmond Farm, LLC, a Delaware limited liability company (“Borrower”) and CEFF II AppHarvest Holdings, LLC, a Delaware limited liability company (“Lender”).

RECITALS

WHEREAS, Borrower and Lender entered into that certain Credit Agreement, dated as of July 23, 2021 (the “Credit Agreement”).

WHEREAS, Lender has requested that Borrower deliver sustainability data in the quarterly reporting requirements and Borrower has agreed to provide such data; and

WHEREAS, the foregoing modification of the Credit Agreement requires the consent of both Borrower and Lender.

NOW, THEREFORE, in consideration of the premises and of other valuable consideration, the parties hereto agree as follows:

1.Definitions. Capitalized terms used in this Amendment, but not otherwise herein defined, shall have the respective meanings given to them in the Credit Agreement.

2.Consent to Amendment of Credit Agreement. Pursuant to the terms of Section
9.1 of the Credit Agreement, each of Borrower and Lender hereby consents to and agrees to amend Article 6 as follows:

6.17 Sustainability Reporting. After the Project achieves Substantial Completion, Borrower shall provide data (such as data exported from Priva, Hoogendorm, or other climate and/or labor computers) in an electronic format that provides for easy import into Microsoft Excel to Lender on a quarterly basis for yield, water, energy, nutrient, waste and chemical usage.

3.Miscellaneous.

(a)Limited Effect. Except as expressly set forth herein, each of the Credit Agreement and the other Transaction Documents is and shall remain unchanged and in full force and effect, and nothing contained in this Amendment shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of Lender, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements in each of the Credit Agreement or any other Transaction Document.

(b)Amendments. Neither this Amendment nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by the parties hereto.

(c)Incorporation by Reference. Sections 1.2 (Rules of Interpretation), 9.2

(Addresses), 9.6 (Successors and Assigns), 9.8 (Entire Agreement), 9.9 (Governing Law), 9.10 (Submission to Jurisdiction; Waivers), 9.11 (Severability), 9.16 (Waiver of Jury Trial) and 9.17 (Counterparts) of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

(a)Transaction Document. This Amendment shall be deemed to be a Transaction Document.

(b)Acknowledgement. Each party hereto acknowledges that the terms of this Amendment shall not constitute a course of dealing among the parties hereto.

(c)Headings Descriptive. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provisions of this Amendment.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by its duly authorized representative as of the Effective Date.

LENDER:

CEFF II APPHARVEST HOLDINGS, LLC,

By:	EqCEF II, LLC, its manager
By:	/s/ Nicholas Houshower
Name:	Nicholas Houshower
Title:	Principal

BORROWER:

APPHARVEST RICHMOND FARM, LLC

By:	/s/ Loren Joseph Eggleton
Name:	Loren Joseph Eggleton
Title:	Chief Financial Officer

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DocuSign Envelope ID: 2BC75DE2-E4D6-44F9-AAA5-E22A9C27C16D

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by its duly authorized representative as of the Effective Date.

LENDER:

CEFF II APPHARVEST HOLDINGS, LLC,

By:	EqCEF II, LLC, its manager
By:	/s/ Nicholas Houshower
Name:	Nicholas Houshower
Title:	Principal

BORROWER:

APPHARVEST RICHMOND FARM, LLC

By:	/s/ Loren Joseph Eggleton
Name:	Loren Joseph Eggleton
Title:	Chief Financial Officer

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